Receivables, Net	12 Months Ended
Apr. 30, 2016
Receivables, Net
7.	Receivables, Net

Receivables represent customer, private and public institutional and government billings, credit/debit card, advertising, landlord and other receivables due within one year as follows:

	April 30, 2016	May 2, 2015
Trade accounts	$21,000	$17,457
Credit/debit card receivables	28,232	27,174
eBook settlement receivable (see Note 4)	53,809	—
Other receivables	21,876	15,634

Total receivables, net	$124,917	$60,265